SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549





                            FORM 8-K

                         CURRENT REPORT


                  Pursuant to Section 13 of the
                 Securities Exchange Act of 1934





                         Date of Report
       (Date of earliest event reported): August 15, 1996


                  PRIME RECEIVABLES CORPORATION
       (Originator of the Prime Credit Card Master Trust)

                       9111 Duke Boulevard
                     Mason, Ohio  45040-8999
                         (513) 573-2037




 Delaware                        31-1359594                 0-21118
(State of Incorporation)       (IRS I.D. No.)      (Commission File Number)


_____________________________________________________________________


Item 5. Other Events.

        None







Item 7. Financial Statements, Pro Forma Financial Information, and
        Exhibits.

        The following Exhibits are filed with this Report:

        28.63   Settlement Statement of the Trust
                for the period ended August 3, 1996
                and the related distributions made
                on August 15, 1996.




     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   PRIME RECEIVABLES CORPORATION


Date:  August 22, 1996             By:  /s/ David W. Dawson
                                        David W. Dawson,
                                        Treasurer





                        INDEX TO EXHIBITS


Exhibit                                             Sequentially
Number                   Exhibit                    Numbered Page



28.63       Settlement Statement of the Trust
            for the period ended August 3, 1996
            and the related distributions made
            on August 15, 1996.